united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22808

PREDEX

(Exact name of registrant as specified in charter)

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Address of principal executive offices) (Zip code)

Michael Achterberg, PREDEX

222 North Pacific Coast Hwy, Suite 2000, El Segundo, CA 90245

(Name and address of agent for service)

Registrant's telephone number, including area code: 949-336-3445

Date of fiscal year end: 4/30

Date of reporting period: 4/30/20

Item 1. Reports to Stockholders. [Insert annual or semi-annual report.]

Annual Report

April 30, 2020

INVESTOR INFORMATION: (877) 940-7202

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of PREDEX. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website predexfund.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Fellow Shareholders,

We are pleased to provide you with the PREDEX (the “Fund”) annual report. The Fund is invested in 23 private and non-listed institutional real estate funds representing more than 2,800 properties in $198 billion of real estate. We have continued to utilize a low-cost, passive approach to investing in the flagship U.S. core property funds managed by the leading institutional real estate sponsors.

Portfolio		Gross Asset
Allocation		Value ($B)	Properties
3.7%	AEW Core Property Trust	$ 9.4	187
4.7%	American Core Realty Fund	7.0	69
4.6%	Barings Core Property Fund	3.5	43
2.6%	BGO Daily Value Fund	0.2	—
3.6%	BGO Diversified US Property Fund	10.3	96
1.1%	Black Creek Diversified Property Fund	2.2	51
6.6%	BlackRock US Core Property Fund	3.0	31
6.9%	CBRE U.S. Core Partners	4.1	50
6.9%	Clarion Lion Properties Fund	16.8	157
5.4%	GWL U.S. Property Fund	1.3	32
6.6%	Invesco Core Real Estate-U.S.A.	14.8	107
3.7%	Invesco U.S. Income Fund	2.0	23
1.2%	JLL Income Property Trust	3.3	78
5.6%	Morgan Stanley Prime Property Fund	31.9	444
3.6%	Principal Enhanced Property Fund	3.8	54
7.2%	PRISA LP	26.1	250
3.0%	Prologis Targeted U.S. Logistics Holdings, LP	15.3	715
4.8%	RREEF America REIT II	15.1	109
3.6%	RREEF Core Plus Industrial Fund	1.1	22
3.6%	Sentinel Real Estate Fund	1.8	29
3.2%	Stockbridge Smart Markets Fund	2.8	64
4.2%	UBS Trumbull Property Fund	19.4	184
3.6%	USAA US Government Building Fund	3.1	14
100.0%	TOTAL	$198.3	2,809

Information is unaudited and holdings are subject to change. The underlying fund data is as of March 31, 2020 based on allocations by the Fund as of April 30, 2020.

The first half of 2020 introduced a series of unforeseen events, including the COVID-19 global pandemic followed closely by an oil supply shock, which resulted in unprecedented U.S. monetary and fiscal stimulus to counter the impact of these shocks on the economy. The resulting market volatility was sweeping in scope and magnitude. In spite of these extraordinary circumstances, our performance remained consistent as the Fund continued to generate a positive return every quarter since inception. Class I shares have provided the following returns for the period ended April 30, 2020:

	6-Months	1-Year	3-Year
PRDEX	+1.52%	+3.48%	+4.88%

PREDEX seeks to continue to provide low volatility and relatively low correlation to the other major asset classes. We believe the Fund is well diversified by fund manager, property type, and geography. As compared to last year, the Fund is more defensively positioned with a 26% allocation to industrial (representing an increase of 5 percentage points) and a reduced allocation to the historically more cyclical sectors of office and retail (allocation declines of 2 and 3 percentage points, respectively). The underlying funds primarily invest in buildings in major metropolitan areas with high quality tenants and longer-term, staggered leases, less subject to near-term fluctuations.

SECTOR	GEOGRAPHIC
DIVERSIFICATION	DIVERSIFICATION
(unaudited)	(unaudited)

The charts represent the underlying fund holdings. Allocation, Sector and Geographic Diversification are subject to change. Diversification does not eliminate the risk of experiencing losses.

We are closely monitoring the short and long-term impact of COVID-19 on the economy and real estate markets. We maintain frequent communication with the institutional fund managers as they assess the situation and implement both defensive and offensive strategies and tactics in their flagship U.S. core property funds.

We thank you for your investment and continued confidence in the Fund.

Sincerely,

Michael Achterberg, CAIA	J. Grayson Sanders
Portfolio Manager	Chief Investment Officer

3692-NLD-6/24/2020

PREDEX
PORTFOLIO REVIEW (Unaudited)
April 30, 2020

The Fund’s performance compared to its benchmarks for the periods ended April 30, 2020:

Since
			Since	Inception
			Inception	Class T and
	One Year	Three Year	Class I (1)	Class W (2)
PREDEX:
Class I	+ 3.48%	+ 4.88%	+ 4.15%	—
Class W	+ 3.46%	—	—	+ 4.60%
Class T – without load	+ 3.46%	—	—	+ 4.60%
Class T – with load (3)	- 0.95%	—	—	+ 2.52%
Bloomberg Barclays Aggregate Bond Index	+10.84%	+ 5.17%	+ 3.76%	+ 7.34%
S&P 500 Total Return Index	+ 0.86%	+ 9.04%	+11.12%	+ 5.37%

(1)      Annualized total return since July 1, 2016 when the class commenced operations.

(2)      Annualized total return since March 1, 2018 when the class commenced operations.

(3)      Adjusted for initial maximum sales charge of 4.25%.

The Bloomberg Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The chart does not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month end, please call 877-940-7202.

Class I and Class W shares are offered at net asset value. Class T shares are offered subject to a maximum load of 4.25% of the offering price. The Fund’s investment adviser has contractually agreed to reduce its fees and absorb expenses of the Fund at least until August 31, 2020 so that the annual operating expenses (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) will not exceed 1.10%, 1.35% and 1.35% per annum of the average daily net assets of Class I, Class T and Class W, respectively. Without the waiver the expenses would be 1.12% for Class I and 1.47% and 1.59% for Class T and Class W per the Fund’s prospectus dated September 1, 2019. Please review the accompanying Financial Highlights and the Fund’s Prospectus for more details regarding the Fund’s fees and expenses.

PREDEX
PORTFOLIO REVIEW (Unaudited) (Continued)
April 30, 2020

Comparison of the Change in Value of a $1,000,000 Investment (since inception through April 30, 2020):

Portfolio Composition as of April 30, 2020 (Unaudited)

Percent of
Net Assets
Real Estate Investment Funds	95.7%
Short-Term Investments	7.7%
Total Investments	103.4%
Liabilities in Excess of Other Assets	(3.4%)
Total Net Assets	100.0%

See the Portfolio of Investments in this report for a more detailed account of the Fund’s holdings.

PREDEX
PORTFOLIO OF INVESTMENTS
April 30, 2020

Shares		Fair Value
	REAL ESTATE INVESTMENT FUNDS (95.7%)
	Private Investment Funds * (93.5%)
7,430	AEW Core Property Trust (U.S.), Inc.	$7,550,295
76	American Core Realty Fund, LP	9,560,850
68,910	Barings Core Property Fund LP	9,305,574
460,813	BGO Daily Value Fund, LP **	5,254,235
3,260	BGO Diversified US Property Fund LP	7,393,745
n/a	BlackRock US Core Property Fund, LP	13,600,452
9,699,362	CBRE U.S. Core Partners, LP	14,182,408
9,041	Clarion Lion Properties Fund, LP	14,053,574
n/a	GWL U.S. Property Fund LP	11,054,612
70	Invesco Core Real Estate-U.S.A., LP	13,584,978
5,347	Invesco U.S. Income Fund, LP	7,536,859
605	Morgan Stanley Prime Property Fund, LLC	11,562,708
565,808	Principal Enhanced Property Fund, LP	7,344,188
8,334	PRISA LP	14,733,879
3,317	Prologis Targeted U.S. Logistics Holdings, LP	6,205,324
77,564	RREEF America REIT II, Inc.	9,872,338
54,108	RREEF Core Plus Industrial Fund LP	7,325,191
82	Sentinel Real Estate Fund, LP	7,442,687
4,071	Stockbridge Smart Markets Fund, LP	6,446,907
819	UBS Trumbull Property Fund LP	8,551,499
n/a	USAA US Government Building Fund	7,289,074
	Total Private Investment Funds (Cost $192,032,338)	199,851,377

	Public Non-Traded Funds (2.2%)
300,291	Black Creek Diversified Property Fund (Class I) *	2,260,437
198,672	Jones Lang LaSalle Income Property Trust, Inc. (Class M-I)	2,376,114
	Total Public Non-Traded Funds (Cost $4,673,690)	4,636,551

	TOTAL REAL ESTATE INVESTMENT FUNDS (Cost $196,706,028)	204,487,928

	SHORT-TERM INVESTMENTS (7.7%)
16,198,975	Dreyfus Treasury Obligations Cash Management, Institutional Shares, 0.16% +	16,198,975
202,635	Federated Treasury Obligations Fund, Institutional Shares, 0.15% +	202,635
	TOTAL SHORT-TERM INVESTMENTS (Cost $16,401,610)	16,401,610

	TOTAL INVESTMENTS (103.4%) (Cost $213,107,638)	220,889,538

	LIABILITIES IN EXCESS OF OTHER ASSETS (3.4%)	(7,260,438)

	NET ASSETS (100.0%)	$213,629,100

LP - Limited Partnership

+	Money market fund; interest rate reflects seven-day effective yield on April 30, 2020.

*	Fair value estimated using Fair Valuation Procedures adopted by the Board of Trustees as discussed in the notes.

**	BGO Daily Value Fund, LP (“DVF”) was designed to allow limited partners to invest in BGO Diversified US Property Fund LP (“DUSPF”) through a vehicle that provides daily valuation and enhanced liquidity. The DVF portfolio composition as of March 31, 2020 was: 90% DUSPF, 6% money market fund and 4% publicly-traded U.S. real estate securities.

See Notes to Financial Statements.

PREDEX
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2020

ASSETS
Investments at fair value (identified cost $213,107,638)	$220,889,538
Cash	1,222
Receivable for securities sold	599,156
Dividends and interest receivable	423,195
Receivable for fund shares sold	76,336
Prepaid expenses and other assets	29,020
Total Assets	222,018,467

LIABILITIES
Line of credit payable	8,153,090
Accrued advisory fee	115,835
Distribution fees payable	44
Accrued expenses and other liabilities	120,398
Total Liabilities	8,389,367
Total Commitments and Contingencies (see Note 8)
NET ASSETS	$213,629,100

COMPONENTS OF NET ASSETS
Paid-in capital	$200,079,141
Accumulated earnings	13,549,959
NET ASSETS	$213,629,100

Class I
Net assets	$213,396,786
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	8,185,363
Net asset value, offering and redemption price per share	$26.07

Class T
Net assets	$96,372
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	3,686
Net asset value and redemption price per share	$26.14
Maximum offering price per share (maximum sales charge of 4.25%)	$27.30

Class W
Net assets	$135,942
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	5,200
Net asset value, offering and redemption price per share	$26.14

See Notes to Financial Statements.

PREDEX
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2020

INVESTMENT INCOME
Dividend income	$5,508,531
Interest income	245,133
Total Investment Income	5,753,664

EXPENSES
Investment advisory fees	1,177,985
Distribution fees:
Class T	237
Class W	196
Shareholder service fees	243,683
Administration fees	180,628
Interest expense	113,368
Trustees fees	93,014
Transfer agent fees	75,425
Fund accounting fees	54,752
Audit and tax fees	54,600
Registration fees	40,000
Professional fees	36,999
Legal fees	36,013
Printing fees	35,910
Insurance fees	13,795
Custodian fees	11,519
Miscellaneous expenses	34,526
Total Expenses	2,202,650
Net expenses recouped by Advisor	296,166
Net Expenses	2,498,816
Net Investment Income	3,254,848

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from distributions of long-term capital gain from investment funds	1,347,766
Net change in unrealized appreciation on investments	2,747,169
Net Realized and Unrealized Gain on Investments	4,094,935
Net Increase in Net Assets Resulting from Operations	$7,349,783

See Notes to Financial Statements.

PREDEX
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	April 30, 2020	April 30, 2019

INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$3,254,848	$2,091,478
Net realized gain from distributions of long-term capital gain from investment funds	1,347,766	50,824
Net change in unrealized appreciation on investments	2,747,169	3,115,510
Net Increase in Net Assets Resulting from Operations	7,349,783	5,257,812

DISTRIBUTIONS TO SHAREHOLDERS
Class I:
From distributable earnings	(1,425,769)	(66,611)
From return of capital	(7,524,766)	(4,355,324)
Class T:
From distributable earnings	(423)	(2)
From return of capital	(3,328)	(104)
Class W:
From distributable earnings	(574)	(15)
From return of capital	(2,752)	(981)
Total Distributions to Shareholders	(8,957,612)	(4,423,037)

BENEFICIAL INTEREST TRANSACTIONS
Class I:
Proceeds from shares issued	58,959,688	156,366,671
Distributions reinvested	3,008,364	1,146,661
Payments for shares redeemed	(30,768,091)	(18,578,738)
Class T:
Proceeds from shares issued	—	89,712
Distributions reinvested	3,741	106
Class W:
Proceeds from shares issued	109,558	22,000
Distributions reinvested	1,333	996
Total Beneficial Interest Transactions	31,314,593	139,047,408
Increase in Net Assets	29,706,764	139,882,183

NET ASSETS
Beginning of year	183,922,336	44,040,153
End of year	$213,629,100	$183,922,336

SHARE ACTIVITY
Class I:
Shares issued	2,253,654	5,970,937
Shares reinvested	115,463	43,863
Shares redeemed	(1,177,263)	(708,288)
Net increase in shares of beneficial interest outstanding	1,191,854	5,306,512
Class T:
Shares issued	—	3,438
Shares reinvested	143	4
Net increase in shares of beneficial interest outstanding	143	3,442
Class W:
Shares issued	4,168	842
Shares reinvested	51	38
Net increase in shares of beneficial interest outstanding	4,219	880

See Notes to Financial Statements.

PREDEX
STATEMENT OF CASH FLOWS
For the Year Ended April 30, 2020

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$7,349,783
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of real estate investments	(37,112,492)
Proceeds from sales	9,473,167
Net purchase of short term investments	(5,935,783)
Net realized gain from distributions of long-term capital gain from investment funds	(1,347,766)
Net change in unrealized appreciation on investments	(2,747,169)
(Increase)/Decrease in assets:
Dividends and interest receivable	70,535
Receivable for securities sold	(599,156)
Prepaid expenses and other assets	(1,490)
Increase/(Decrease) in liabilities:
Accrued advisory fee	5,517
Distribution fees payable	23
Accrued expenses and other liabilities	36,356
Net cash used in operating activities	(30,808,475)

Cash Flows from Financing Activities
Proceeds from shares issued (net of change in receivable for fund shares sold)	59,367,674
Payments for shares redeemed	(30,768,091)
Proceeds from line of credit	8,153,090
Cash distributions paid	(5,944,174)
Net cash provided by financing activities	30,808,499

Net increase in cash	24
Cash at beginning of year	1,198
Cash at end of year	$1,222

Supplemental disclosure of non-cash activity:
Non-cash financing activities not included herein consists of reinvestment of dividends	$3,013,438
Cash paid for interest	$60,278

See Notes to Financial Statements.

PREDEX
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each year presented.

	Class I
	For the	For the	For the	For the		For the
	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	April 30,	April 30,	April 30,	April 30,		April 30,
	2020	2019	2018	2017 (1)		2016
Net Asset Value, Beginning of Year	$26.28	$26.10	$25.19	$25.00		$25.00

From Operations:
Net investment income (a)	0.41	0.48	0.43	0.00		—
Net gain from investments (both realized and unrealized)	0.49	0.80	1.11	0.31		—
Total from operations	0.90	1.28	1.54	0.31		—

Less Distributions:
From distributable earnings (f)	(0.19)	(0.02)	(0.21)	(0.12)		—
From return of capital	(0.92)	(1.08)	(0.42)	—		—
Total distributions	(1.11)	(1.10)	(0.63)	(0.12)		—

Net Asset Value, End of Year	$26.07	$26.28	$26.10	$25.19		$25.00

Total Return (b)	3.48%	5.01%	6.18%	1.27%		0.00%

Ratios/Supplemental Data:
Net assets, end of year (in 000’s)	$213,397	$183,803	$44,034	$39,871		$100
Ratio of expenses to average net assets, including interest expense (c):
before reimbursement/recapture	1.02%	n/a	n/a	n/a		n/a
after reimbursement/recapture	1.16%	n/a	n/a	n/a		n/a
Ratio of expenses to average net assets, excluding interest expense (c):
before reimbursement/recapture	0.97%	1.10%	1.73%	3.63	% (e)	57.26%
after reimbursement/recapture	1.11%	1.16%	1.20%	1.20	% (e)	0.00%
Ratio of net investment income to average net assets (c) (d)	1.57%	1.81%	1.70%	0.02	% (e)	0.00%
Portfolio turnover rate	5%	0%	0%	0%		0%

(1)	Commencement of operations was July 1, 2016.

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any Had the advisor not recouped historically waived fees or absorbed a portion of the expenses, total return would have been higher and lower, respectively.

(c)	Does not include expenses of investment companies in which the Fund invests. The Fund’s Total Return is reported net of all fees and expenses.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Recurring expenses that were not charged until the Fund commenced operations on July 1, 2016 have been annualized.

(f)	Prior year data has been reclassified to conform with current year presentation.

See Notes to Financial Statements.

PREDEX
FINANCIAL HIGHLIGHTS (Continued)

The table below sets forth financial data for one share of capital stock outstanding throughout each year/period presented.

	Class T				Class W
	For the	For the	For the		For the	For the	For the
	Year Ended	Year Ended	Period Ended		Year Ended	Year Ended	Period Ended
	April 30,	April 30,	April 30,		April 30,	April 30,	April 30,
	2020	2019	2018 (1)		2020	2019	2018 (1)

Net Asset Value, Beginning of Period	$26.29	$26.09	$25.89		$26.29	$26.09	$25.89

From Operations:
Net investment income (a)	0.41	0.58	0.08		0.39	0.47	0.08
Net gain from investments (both realized and unrealized)	0.48	0.66	0.34		0.50	0.77	0.34
Total from operations	0.89	1.24	0.42		0.89	1.24	0.42

Less Distributions:
From distributable earnings	(0.12)	(0.02)	—		(0.12)	(0.02)	—
From return of capital	(0.92)	(1.02)	(0.22)		(0.92)	(1.02)	(0.22)
Total distributions	(1.04)	(1.04)	(0.22)		(1.04)	(1.04)	(0.22)

Net Asset Value, End of Period	$26.14	$26.29	$26.09		$26.14	$26.29	$26.09

Total Return (b)	3.46%	4.84%	1.63	% (f)	3.46%	4.84%	1.63	% (f)

Ratios/Supplemental Data:
Net assets, end of period (in 000’s)	$96	$93	$3		$136	$26	$3
Ratio of expenses to average net assets, including interest expense (c):
before reimbursement	1.16%	n/a	n/a		1.18%	n/a	n/a
after reimbursement	1.16%	n/a	n/a		1.18%	n/a	n/a
Ratio of expenses to average net assets, excluding interest expense (c):
before reimbursement	1.11%	1.20%	2.41	% (e)	1.12%	1.32%	2.41	% (e)
after reimbursement	1.11%	1.19%	1.45	% (e)	1.12%	1.29%	1.45	% (e)
Ratio of net investment income to average net assets (c) (d)	1.57%	2.19%	1.87	% (e)	1.49%	1.77%	1.87	% (e)
Portfolio turnover rate	5%	0%	0	% (f)	5%	0%	0	% (f)

(1)	Commencement of operations was March 1, 2018.

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not recaptured historically waived fees or absorbed a portion of the expenses, total return would have been higher and lower, respectively.

(c)	Does not include expenses of investment companies in which the Fund invests. The Fund’s Total Return is reported net of all fees and expenses.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized

(f)	Not annualized

See Notes to Financial Statements.

PREDEX
NOTES TO FINANCIAL STATEMENTS
April 30, 2020

(1)	ORGANIZATION

PREDEX (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund is non-diversified, engages in a continuous offering of shares and operates as an interval fund that offers to make quarterly repurchases of shares at net asset value. The Fund’s investment advisor is PREDEX Capital Management, LLC (the “Advisor”).

The primary investment objective of the Fund is to seek consistent current income while secondarily seeking long-term capital appreciation with moderate volatility.

The Fund was organized as a statutory trust on February 5, 2013 under the laws of the State of Delaware.

The Fund currently offers Class I, Class T and Class W shares. The Fund commenced operations July 1, 2016 with a single class of shares which was renamed Class I on March 1, 2018. Class T and Class W shares commenced operations on March 1, 2018. Class T shares are offered at net asset value plus a maximum sales charge of 4.25%. Class I and Class W shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

(2)	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standard Update ASU 2013-08. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – The Fund uses fair valuation procedures to value a substantial portion of its assets. The Fund uses the fair value of a security to calculate its net asset value (“NAV”) when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate. Short-term investments having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost, which approximates fair value.

Valuation of Private Investment Funds – The Fund invests a significant portion of its assets in Private Investment Funds (each a “Private Fund” and collectively, the “Private Funds”). The Private Funds measure their real estate investments at fair value, and report a NAV per share on typically a calendar quarter basis. The Fund estimates the fair value of each Private Fund by adjusting the most recent NAV for each Private Fund by the change in a proprietary benchmark that the Fund has deemed to be representative of the entire Private Fund market. If an underlying fund manager reports the NAV per share (or its equivalent) to the Fund on a daily basis, then that unadjusted NAV per share is used to value the investment. Use of a NAV

PREDEX
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

per share is commonly used as an acceptable valuation technique for investments in private investment companies, and is referred to as the “practical expedient” by ASC 820 Fair Value Measurement.

Fair Value Process – The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments will be based on available information and will not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

PREDEX
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2020 for the Fund’s assets and liabilities measured at fair value:

Investments*	Level 1	Level 2	Level 3	Total Value
Real Estate Investment Funds	$2,376,114	$—	$196,857,579	$199,233,693
Short-Term Investments	16,401,610	—	—	16,401,610
Subtotal	$18,777,724	$—	$196,857,579	215,635,303
Private Fund**				5,254,235
Total Investments				$220,889,538

*	Refer to the Portfolio of Investments for a more detailed account of the Fund’s holdings.

**	A private fund investment that is daily measured at fair value using the NAV per share (or its equivalent) practical expedient has not been categorized in the fair value hierarchy.

It is the Fund’s policy to recognize transfers into or out of Level 1, Level 2, or Level 3 at the end of the reporting period. As of April 30, 2020, a real estate investment fund with a fair value of $2,260,437 was transferred from Level 1 to Level 3 due to a change in the frequency of their NAV calculations from daily to monthly.

The following is a reconciliation of assets in which Level 3 inputs were used in determining fair value:

Level 3
Investments
Beginning balance	$156,328,827
Cost of purchases	35,549,075
Change in unrealized appreciation	2,719,240
Proceeds from sales	—
Realized gain (loss)	—
Net transfers in/out of Level 3	2,260,437
Ending balance	$196,857,579

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis. Accordingly, no provision for Federal income taxes is required in the financial statements.

As of April 30, 2020 the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for open tax years ended April 30, 2017 through April 30, 2019 or expected to be taken in the Fund’s April 30, 2020 year-end tax return. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after filing.

PREDEX
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

(3)	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Pursuant to an investment advisory agreement with the Trust, with respect to the Fund (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Advisor. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 0.55% of the average daily net assets of the Fund. For the year ended April 30, 2020, the Advisor earned advisory fees of $1,177,985.

The Advisor, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund at least until August 31, 2020 so that Net Annual Operating Expenses (including organizational and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) will not exceed 1.10%, 1.35% and 1.35% per annum (1.15%, 1.40% and 1.40% per annum through July 31, 2019) of the average daily net assets of Class I, Class T and Class W, respectively.

The Agreement allows the Advisor to recover amounts previously reimbursed for operating expenses to the Fund to the extent that the Fund’s expense ratio falls below the above indicated expense limitation. The amount that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation. Under the Agreement, the Advisor can only recover such amounts for a period of up to three fiscal years subsequent to the fiscal year fees were waived or reimbursed by the Advisor. For the year ended April 30, 2020, the Advisor recovered net expenses of $296,166 per the Agreement. As of April 30, 2020, the amount recoverable by the Advisor under the Agreement was $219,901 which is subject to recapture by April 30, 2021.

Northern Lights Distributors, LLC (the “Distributor”) is serving as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares on a best efforts basis, subject to various conditions. The Fund’s Board of Trustees (the “Board”) has adopted, on behalf of the Fund, a Shareholder Services Plan (the “Plan”), under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Plan, the Fund may pay 0.25% per year of its average daily net assets attributed to Class I, Class T and Class W shares, respectively, for such services. For the year ended April 30, 2020, the Fund incurred shareholder servicing fees of $243,683 for Class I. The Class T and Class W shares pay to the Distributor a distribution fee, payable under distribution plans adopted by the Board (“Distribution Plans”), for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class T and Class W shares. Under the Distribution Plans, the Fund pays 0.25% per year of its average daily net assets for such services for Class

PREDEX
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

T and Class W shares, respectively. For the year ended April 30, 2020, the Fund incurred distribution fees of $237 and $196 for Class T and Class W shares, respectively.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of the Distributor and its affiliated companies including GFS, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Trustees – The Fund pays each Trustee who is not affiliated with the Fund or Advisor an annual fee of $25,000, as well as reimbursement for any reasonable expenses incurred attending the meetings. The Trustee who serves as Chairperson of the Board receives an additional annual fee of $2,000. The Trustee who serves a Chairperson of the Audit Committee receives an additional annual fee of $5,000. None of the executive officers receive compensation from the Fund.

(4)	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for year ended April 30, 2020 amounted to $37,112,492 and $9,473,167, respectively.

(5)	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments for federal income tax purposes, and its respective unrealized appreciation and depreciation at April 30, 2020, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	Appreciation
$210,011,779	$11,521,373	$(643,614)	$10,877,759

PREDEX
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

(6) DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. The tax character of distributions paid for the year ending April 30, 2020 and April 30, 2019 are as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2020	April 30, 2019
Ordinary income	$714,862	$66,628
Long-term capital gain	711,904	—
Return of capital	7,530,846	4,356,409
	$8,957,612	$4,423,037

As of April 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Post October			Total
Long-Term	Loss and Late	Other Book/Tax	Net Unrealized	Accumulated
Gains	Year Loss	Differences	Appreciation	Earnings
$3,543,442	$(805,591)	$(65,651)	$10,877,759	$13,549,959

The difference between book basis and tax basis accumulated net investment income/loss and unrealized appreciation from investments is primarily attributable to tax adjustments for partnerships and amortization of certain organization costs for tax purposes.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $805,591.

For the year ended April 30, 2020, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

Paid-in Capital	Accumulated Earnings
$17,839	$(17,839)

(7)	REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

PREDEX
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

During the year ended April 30, 2020, the Fund completed four repurchase offers. In each offer, the Fund offered to repurchase up to 5% (and an additional 2% at the Fund’s discretion) of the number of its outstanding shares as of the Repurchase Pricing Date. The result of the repurchase offers were as follows:

	Repurchase	Repurchase	Repurchase	Repurchase
	Offer #1	Offer #2	Offer #3	Offer #4
Commencement Date	6/21/2019	9/27/2019	12/20/2019	3/12/2020
Repurchase Request Deadline	7/24/2019	10/24/2019	1/23/2020	4/21/2020
Repurchase Pricing Deadline	7/24/2019	10/24/2019	1/23/2020	4/21/2020
Net Asset Value as of Repurchase Pricing Date	$26.15	$26.21	$26.21	$26.09
Amount Repurchased	$6,116,707	$4,415,301	$4,162,365	$16,073,718

(8)	COMMITMENTS AND CONTINGENCIES

As of April 30, 2020, the Fund had the following unfunded commitment amounts which had not yet been called for investment:

Initial
Acquisition		Unfunded	Redemption
Date		Commitment	Frequency

7/01/2016	AEW Core Property Trust (U.S.), Inc.	$2,000,000	Quarterly
8/01/2016	American Core Realty Fund, LP	-	Quarterly
7/01/2016	Barings Core Property Fund LP	-	Quarterly
10/01/2018	BGO Daily Value Fund, LP	-	Daily
4/01/2017	BGO Diversified US Property Fund LP	-	Quarterly
9/26/2017	Black Creek Diversified Property Fund	-	Monthly
4/01/2017	BlackRock US Core Property Fund, LP	-	Quarterly
7/01/2017	CBRE U.S. Core Partners, LP	-	Quarterly
-	Clarion Lion Industrial Trust	8,000,000	Quarterly
4/01/2017	Clarion Lion Properties Fund, LP	-	Quarterly
4/01/2017	GWL U.S. Property Fund LP	-	Quarterly
4/01/2017	Invesco Core Real Estate-U.S.A., LP	-	Quarterly
4/01/2019	Invesco U.S. Income Fund, LP	-	Quarterly
8/02/2016	Jones Lang LaSalle Income Property Trust, Inc.	-	Daily
7/01/2019	Morgan Stanley Prime Property Fund, LLC	-	Quarterly
7/01/2019	Principal Enhanced Property Fund, LP	-	Quarterly
4/01/2017	PRISA LP	-	Quarterly
4/01/2017	Prologis Targeted U.S. Logistics Holdings, LP	1,700,000	Quarterly
7/01/2017	RREEF America REIT II, Inc.	1,300,000	Quarterly
10/01/2018	RREEF Core Plus Industrial Fund LP	500,000	Quarterly
4/11/2017	Sentinel Real Estate Fund, LP	-	Daily
4/01/2017	Stockbridge Smart Markets Fund, LP	3,000,000	Quarterly
4/01/2017	UBS Trumbull Property Fund LP	-	Quarterly
4/01/2017	USAA US Government Building Fund	-	Quarterly

PREDEX
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of a redemption amount at the time requested. Each of the above investment funds can suspend redemptions if its respective Board deems it in the best interest of its shareholders.

(9)	REVOLVING CREDIT FACILITIES

Effective December 10, 2019, the Fund entered a secured $35 million line of credit through Credit Suisse for the purpose of liquidity subject to the limitations of the 1940 Act for borrowings. Borrowings under the arrangement bear interest at the 3-month LIBOR plus 2.35% at the time of borrowing and an unused commitment fee rate equal to 0.775%. As collateral for borrowings under the line of credit, the Fund grants Credit Suisse a first position security interest in and lien on the securities held by the Fund in a collateral account. As of April 30, 2020, all the Fund’s Private Investment Funds with a total fair value of $199,851,377 were pledged as collateral. The revolving credit facility has an original maturity of December 8, 2020.

During the year ended April 30, 2020, the Fund incurred $8,113 of interest expense related to the borrowings and $105,255 of unused commitment fees, which is included in the interest expense in the Statement of Operations. Average borrowings and the average interest rate for the days the line of credit was outstanding during the year ended April 30, 2020 were $597,337 and 3.21%, respectively. As of April 30, 2020, the Fund had $8,153,090 in outstanding borrowings, which was also the largest amount outstanding during the year then ended, with an effective interest rate of 3.11%.

(10)	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of April 30, 2020, Charles Schwab & Co, Inc. accounts holding shares for the benefit of others in nominee name, held approximately 51% of the voting securities of the Fund. The Fund has no evidence that any beneficial owner included in these nominee accounts holds more than 25% of the voting shares.

(11)	RECENT FUND ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued ASU No. 2018-13, which changed certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removed the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. The Fund early adopted ASU 2018-13 and the related changes have been incorporated into these financial statements.

(12)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

The recent global outbreak of the COVID-19 pandemic continues to have an impact on the financial markets. The ultimate future impact of COVID-19 on the value of the Fund’s investments is not reasonably estimable at this time.

PREDEX
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2020

Management has determined that no other events or transactions occurred requiring adjustment or disclosure in the financial statements.

PREDEX
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2020

The Trustees and the officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
Carol A. Broad Born: 1955	Trustee since March 2013	Trustee, San Diego City Employees’ Retirement System, April 2015 to present; Retired, March 2011 to March 2015.	1	None
Addison Piper Born: 1946	Trustee since May 2013	Director, Piper Sandler Companies, 2006 to present.	1	Leuthold Funds, Inc. (5 portfolios), Piper Sandler Companies
Dr. Kerry Vandell Born: 1947	Trustee since March 2016	Founder and Principal, KDV Associates (economic and financial consulting), 1980 to present; Professor Emeritus, University of California – Irvine, July 2017 to present; Professor and Director, Center for Real Estate, Merage School of Business, University of California – Irvine, July 2006 to June 2017.	1	Steadfast Apt. REIT (Oct. 2013 to present)

Officers

Name, Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
J. Grayson Sanders Born: 1940	President since March 2013	CEO and Chief Investment Officer, PREDEX Capital Management, LLC, Jan. 2013 to present.	n/a	n/a
Michael Achterberg Born: 1963	Treasurer since July 2013, Secretary since March 2017	President, PREDEX Capital Management, LLC, June 2018 to present; Chief Operating Officer, PREDEX Capital Management, LLC, Mar. 2013 to May 2018.	n/a	n/a
William Kimme Born: 1962	Chief Compliance Officer since March 2013	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011);	n/a	n/a

*	The term of office for each Trustee and officer listed will continue indefinitely.

**	The term “Fund Complex” refers to the Fund.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-940-7202.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PREDEX

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of PREDEX (the Fund) as of April 30, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of April 30, 2020, by correspondence with the custodians, brokers, and underlying fund managers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor to PREDEX since 2013.

Denver, Colorado

June 29, 2020

PRIVACY NOTICE

FACTS	WHAT DOES PREDEX DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons PREDEX chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does PREDEX share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-940-7202

Who we are
Who is providing this notice?	PREDEX
What we do
How does PREDEX protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does PREDEX collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■       Affiliates from using your information to market to you

■       Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ PREDEX does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ PREDEX does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ PREDEX doesn’t jointly market.

Investment Advisor
PREDEX Capital Management, LLC
One Park Plaza, Suite 600
Irvine, CA 92614

Distributor
Northern Lights Distributors, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

Independent Registered Public Accounting Firm
RSM US LLP
555 Seventeenth Street, Suite 1200
Denver, CO 80202

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling (877) 940-7202 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov). The information on Form N-PORT is available without charge, upon request, by calling (877) 940-7202.

PREDEX

To learn more about PREDEX or for any general inquiries, contact us.
Email: info@predexcapital.com
Phone: 949-336-3445

Item 2. Code of Ethics. Attached

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Carol A. Broad is a financial expert, as defined in Item 3 of Form N-CSR. Carol A. Broad is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 - $43,575

2019 - $42,000

(b)	Audit-Related Fees

2020 - $0

2019 - $0

(c)	Tax Fees

2020 - $6,250

2019 - $6,300

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - $0

2019 - $0

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2020  2019

Audit-Related Fees:     0.00% 0.00%

Tax Fees:    0.00% 0.00%

All Other Fees:    0.00%  0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $6,250

2019 - $6,300

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

A copy of the proxy voting policies and procedures is attached as an exhibit.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The management of the Registrant’s investment portfolio will be the responsibility of the Adviser and its Co-Portfolio Managers Grayson Sanders and Michael Achterberg.

J. Grayson Sanders

J. Grayson Sanders serves as Chief Executive Officer and Chief Investment Officer of the Adviser, a position he has held since the inception of the Adviser.  Additionally, Mr. Sanders serves as Managing Principal of Mission Realty Advisors, LLC, a position held since he founded the company in February 2011.   Mr. Sanders served as President of CNL Fund Advisors, Co., from 2004 to 2009 where he created and managed a global REIT mutual fund. He served from 2000 to 2004 as a Managing Director with AIG Global Real Estate Investment Corp. in New York, where he managed product development and capital formation for several international, opportunistic real estate funds for large institutional investors, investing in Europe, Asia and Mexico. Prior to AIG, Mr. Sanders was Executive Managing Director for CB Richard Ellis Investors where he was involved in product development and placement with institutional investors.

From 1991 to 1996 Mr. Sanders served as Director of Real Estate for the Ameritech Pension Trust in Chicago, where he managed the $1.5 billion real estate portfolio within the $13 billion defined benefit plan. In 1972, Mr. Sanders co-founded a real estate investment and consulting firm, The Landsing Corporation, which sponsored finite-life REITs and private partnerships. It grew to employ over 200 professionals. After serving as an officer in the U.S. Navy for four years, Mr. Sanders began his business career at Alex Brown & Sons, the Baltimore based investment banking firm.

Mr. Sanders served on the Boards of both the Pension Real Estate Association (PREA) and the National Association of Real Estate Investment Trusts (NAREIT) where he was co-chairman of its Institutional Investor Committee. He has also served on the boards of several non-profits. He was a lecturer at Stanford Business School in 1985 where he taught a course entitled, "Essentials of Real Estate Investment and Development".  He has been a frequent speaker at trade association events and other forums over his entire career.

Mr. Sanders received a BA from the University of Virginia and an MBA from Stanford Business School where he was later President of the Alumni Association.

Michael Achterberg, CAIA

Michael Achterberg serves as President of the Adviser, a position held since June 2018. He served as Chief Operating Officer of the Adviser from March 2013 through May 2018. Mr. Achterberg has 30 years of experience in the investment industry. He has extensive experience in fund management including due diligence, allocation of capital and general supervision for multi-manager funds.

Previously, Mr. Achterberg served as Chief Financial Officer for more than two years at CITIC Securities International Partners which conducted China focused investment banking and private equity from offices in Los Angeles, New York, Hong Kong and Beijing. Prior to that he was a partner for fifteen years at Strome Investment Management whose principal products were funds-of-funds and a global macro multi-manager strategy. Until 1994 he was a CPA and Audit Manager for Coopers & Lybrand working exclusively in the investment industry with advisers and funds. While there he served on the national quality review program for the Investment Company practice.

Other accounts managed by Portfolio Managers:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Both Portfolio Managers receive a fixed salary from the Adviser.

As of April 30, 2020, the Portfolio Managers’ ownership of the Fund was as follows:

Portfolio Manager	Dollar Range of Shares Owned
J. Grayson Sanders	$10,001 to $50,000
Michael Achterberg	over $100,000

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PREDEX

By (Signature and Title)

/s/ J. Grayson Sanders

J. Grayson Sanders, Principal Executive Officer/President

Date 7/7/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ J. Grayson Sanders

J. Grayson Sanders, Principal Executive Officer/President

Date 7/7/20

By (Signature and Title)

/s/ Michael Achterberg

Michael Achterberg, Principal Financial Officer/Treasurer

Date 7/7/20